SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 27, 2005
INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)
Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463

(Commission File Number)	IRS Employer Identification No.
231 North Third Avenue
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.02 — Financial Statements and Exhibits
     On July 27, 2005, we issued a press release announcing our financial results for the quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The information in this Item 2.02 and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.
Item 9.01 — Financial Statements and Exhibits
(a)	Financial statements — not applicable.

(b)	Pro forma financial information — not applicable.

(c)	Exhibits:
99.1	Press Release dated July 27, 2005, announcing financial results for the quarter ended June 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: July 28, 2005

INTERMOUNTAIN COMMUNITY BANCORP
By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer

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